________________________________________________________________________________





________________________________________________________________________________

                                                                         CHARTER
                                                                       FUNDS/SM/


                                                             INSTITUTIONAL CLASS

________________________________________________________________________________
                                                       CHARTER MONEY MARKET FUND
________________________________________________________________________________
                                          CHARTER LARGE COMPANY STOCK INDEX FUND
________________________________________________________________________________
                                         CHARTER SMALL COMPANY STOCK GROWTH FUND
________________________________________________________________________________
                                                     CORE PLUS FIXED INCOME FUND

                 [A BUILDING GRAPHIC APPEARS IN THE BACKGROUND]












Investment Adviser:

[TIMESSQUARE LOGO GRAPHIC          TIMESSQUARE
 APPEARS HERE]              ------------------------
                            CAPITAL MANAGEMENT, INC.


                                                                      Prospectus
                                           May 1, 2000, Updated January 24, 2001
________________________________________________________________________________
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

Charter Funds/sm/ and the Core Plus Fixed Income Fund are series of CIGNA Funds Group, a family of mutual funds. Each series, or portfolio, has its own investment strategy and risk/return profile. This prospectus describes the institutional class of the funds listed on the front cover.

TABLE OF CONTENTS

Fund Summary...................................................................1
Bar Charts and Performance Tables..............................................5
Fees and Expenses of the Funds.................................................8
Investment Information.........................................................9
Other Investment Information: Common Policies.................................18
Management of the Funds.......................................................20
Pricing of Shares.............................................................22
Purchase and Redemption of Shares.............................................23
Tax Matters...................................................................26
Financial Highlights..........................................................27
For More Information..................................................back cover

FUND SUMMARY


CHARTER MONEY MARKET FUND

INVESTMENT OBJECTIVE

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests exclusively in U.S. dollar denominated high-quality, short-term money market instruments.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

A major change in interest rates or a default on the fund's investments could cause you to lose money.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

CHARTER LARGE COMPANY
STOCK INDEX FUND

INVESTMENT OBJECTIVE

To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Normally, the fund will invest at least 80% of its total assets in common stock of companies which compose the S&P 500.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally decline.

The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

CHARTER SMALL COMPANY
STOCK GROWTH FUND

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in the common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion. Normally, the fund will invest at least 65% of its assets in these securities. The fund focuses on growing companies involved in new product development and technological breakthroughs.

TimesSquare Capital Management, Inc.:

     o Looks across all sectors of the stock market to find companies that meet the fund's investment criteria - including strong, sustainable unit growth, consistent earnings, proprietary products and services and minimal institutional ownership.

     o Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.


     o Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of midsized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

CORE PLUS FIXED INCOME FUND

INVESTMENT OBJECTIVE

Seeks a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's or a similar rating agency or, if unrated, are judged by TimesSquare Capital Management, Inc. ("TimesSquare") to be of comparable quality. Normally, the fund will invest at least 75% of its assets in these securities.

While seeking high total return, TimesSquare will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds (which may include securities in default). These securities are commonly called "junk bonds."

Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

When purchasing or selling securities, TimesSquare will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

TimesSquare may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2000, the duration of the index was 4.58 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

The fund is also subject to credit risk, or risk associated with the credit quality of the issuer. Compared to higher-quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

In foreign countries there are additional risks with investing, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

BAR CHARTS AND
PERFORMANCE TABLES

The bar charts and tables shown on pages 6 and 7 provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' institutional class shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The tables show how the average annual returns of the funds institutional class shares, for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance. The returns for the other classes will be lower than the institutional class returns shown in the bar charts and tables, due to higher expenses of the other classes.

A fund's past performance does not necessarily indicate how the fund will perform in the future.

There are bar charts and tables only for the Charter Money Market Fund and the Charter Large Company Stock Index Fund, since the other funds offered by this prospectus did not commence operations until January 2000.

During the 10-year period shown in the bar chart below, the highest quarterly return for the Charter Money Market Fund was 1.94% (for the quarter ended 3/31/90) and the lowest quarterly return was 0.55% (for the quarter ended 12/31/93). The quarterly return for the quarter ended 12/31/2000 was 1.57%.


        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                          CHARTER MONEY MARKET FUND -
                              ANNUAL TOTAL RETURN



7.82   5.75     3.36    2.39     3.43     5.33    4.91     5.27     5.18    4.87

90      91       92      93       94       95       96       97       98     99



CHARTER MONEY MARKET FUND
AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999
(commenced operations 12/21/81)

                                   Past              Past               Past
                                   1 year           5 years           10 years
________________________________________________________________________________
Charter Money Market Fund           4.87%            5.11%              4.82%
________________________________________________________________________________
3-Month U.S. Treasury Bills         4.74%            5.20%              5.05%
________________________________________________________________________________

The Charter Money Market Fund's seven-day annualized yield as of December 31, 2000 was 6.08%.

During the period shown in the bar chart below, the highest quarterly return for the Charter Large Company Stock Index Fund was 23.31% (for the quarter ended 12/31/98) and the lowest quarterly return was -10.03% (for the quarter ended 9/30/98). The quarterly return for the quarter ended 12/31/2000 was -7.84%.


        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                    CHARTER LARGE COMPANY STOCK INDEX FUND -
                              ANNUAL TOTAL RETURN



                 28.28%                                 20.66%
                  1998                                   1999


CHARTER LARGE COMPANY STOCK INDEX FUND
AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999
(commenced operations July 1, 1997)

                                         PAST 1 YEAR       LIFE OF FUND
________________________________________________________________________________
Charter Large Company Stock Index Fund      20.66%           23.83%
________________________________________________________________________________
S&P 500                                     21.04%           24.09%
________________________________________________________________________________

FEES AND EXPENSES
OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (ALL FUNDS)
(fees paid directly from your investment)

     Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)....................................None

     Maximum deferred sales charge (load)...................................None

     Redemption fee (as a percentage of amount redeemed)....................None

     Exchange fee...........................................................None


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

                                      Charter Large Charter Small
                            Charter      Company      Company        Core Plus
                         Money Market  Stock Index  Stock Growth    Fixed Income
                              Fund        Fund         Fund             Fund

Management Fees               0.35%       0.25%        1.00%            0.60%
________________________________________________________________________________
Distribution & Service
(12b-1) Fees                  None        None         None             None
________________________________________________________________________________
Other Expenses/1/             0.17%       0.11%       0.26%             0.20%
________________________________________________________________________________
Total Annual Fund
Operating Expenses            0.52%       0.36%       1.26%             0.80%
________________________________________________________________________________
Waiver of
Fund Expenses/2/             -0.07%      -0.11%      -0.21%            -0.35%
________________________________________________________________________________
Total Actual Fund
Operating Expenses            0.45%       0.25%       1.05%             0.45%
________________________________________________________________________________



/1/Other expenses for all funds except Money Market and Large Company Stock
   Index Funds are based on estimated amounts for fiscal year 2000. /2/TimesSquare has contractually agreed, until April 30, 2001, to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

          Charter Money Market Fund                   0.45%
          Charter Large Company Stock Index Fund      0.25%
          Charter Small Company Stock Growth Fund     1.05%
          Core Plus Fixed Income Fund                 0.45%

Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

EXAMPLE
These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

       o You invest $10,000 in the fund for the time periods indicated;

       o Your investment has a 5% return each year; and

       o Each fund's operating expenses reflect contractual expense limitations only for the first year. After the first year, the example does not take into consideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
                         1 year          3 years         5 years        10 years
________________________________________________________________________________
Charter Money
Market Fund                $46             $160            $284           $647
________________________________________________________________________________
Charter Large Company
Stock Index Fund           $26             $105            $191           $447
________________________________________________________________________________
Charter Small Company
Stock Growth Fund         $107             $379              -              -
________________________________________________________________________________
Core Plus
Fixed Income Fund          $46             $221              -              -
________________________________________________________________________________


INVESTMENT INFORMATION

OBJECTIVES, STRATEGIES AND
RELATED RISKS

CHARTER MONEY MARKET FUND

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in U.S. dollar denominated short-term, high-quality money market instruments. The fund invests in money market instruments, such as

U.S. government direct obligations and U.S. government agencies' securities. In addition, the fund may invest in other money market instruments, such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.


Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high-quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g., Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

In addition to the risks discussed in the Fund Summary, the fund is subject to:

       o Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.

       o Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.


CHARTER LARGE COMPANY
STOCK INDEX FUND

The Objective of the Fund is Long-term Growth of Capital by Investing Principally in Common Stocks of Companies in The S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have i ts portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term, fixed income securities (including variable and floating rate instruments or demand instruments), such as U.S. government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED

THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition to the risks discussed in the Fund Summary, the fund is also subject to investment style risk, which is the risk that returns from an index fund investing in the S&P 500 Index will trail returns from other asset classes or the overall stock market.


CHARTER SMALL COMPANY
STOCK GROWTH FUND

The fund seeks long-term capital appreciation by investing primarily in the common and preferred stock of U.S. companies with market capitalizations, at time of purchase, of between $30 million and $2 billion. Focus is placed on growing companies involved in new product development and technological breakthroughs.

TimesSquare:

     o Evaluates all sectors of the stock market to find companies that show growth, consistent earnings, proprietary products and services and minimal institutional ownership.

     o Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

     o May also invest in American Depository Receipts listed and traded on a registered U.S. stock exchange.

     o Builds diversification into the fund through the use of sector and security weighting limitations. Generally, the fund will not invest more than 5% of assets in any one security.

     o    May invest up to 10% of fund assets in cash and cash equivalents.

In addition to the risks discussed in the Fund Summary, the fund is also subject to:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market.

CORE PLUS FIXED INCOME FUND

STRATEGY/PHILOSOPHY

TimesSquare's fixed income investment philosophy is based on our belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The Core Plus Fixed Income Fund will invest in a broad array of fixed income sectors, including government and agency securities, corporate bonds, and securitized bonds such as mortgage-backed and asset-backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The Core Plus Fixed Income Fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 or BBB-or higher. The Core Plus Fixed Income Fund may invest up to 25% of its assets in below investment grade securities.


The fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

DECISION-MAKING PROCESS

Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In addition to the risks discussed in the Fund Summary,the fund is also subject to the following risks:

     o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from investment grade and below-investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

     o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

     o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

OTHER INVESTMENT
INFORMATION

COMMON POLICIES APPLICABLE TO
ALL FUNDS

DERIVATIVE STRATEGIES

The funds (except for the Money Market Fund) may use derivatives, such as forward foreign currency contracts, swaps, futures contracts and options, to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. All of the funds (except the Money Market Fund and the Large Company Stock Index Fund) may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a foreign currency or a market index (such as the S&P 500). Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.


There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

TEMPORARY, DEFENSIVE POSITIONS

The funds (except for the Money Market Fund) may from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies by investing up to 100% of their respective assets in cash, short- and medium-term fixed income securities, and in the Money Market Fund (as described in the next paragraph) in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The Large Company Stock Index Fund will take temporary defensive positions only in extraordinary circumstances.

SHORT-TERM INVESTMENTS

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

PORTFOLIO TURNOVER

Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

CHANGES IN POLICIES

The funds' trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF
THE FUNDS

The investment adviser to the funds is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 1999, TimesSquare managed assets of approximately $38.9 billion. TimesSquare's address is Four Times Square, 25th Floor, New York, NY 10036.

TimesSquare determines what investments shall be purchased, held, sold or exchanged by the funds offered by this prospectus.

As full compensation for the investment management and all other services rendered by TimesSquare, the funds pay TimesSquare based on a percentage of each fund's average net assets, as follows:


Fund                                           Advisory Fee Rate
________________________________________________________________________________
Charter Money Market Fund                             0.35%
________________________________________________________________________________
Charter Large Company Stock Index Fund                0.25%
________________________________________________________________________________
Charter Small Company Stock Growth Fund               1.00%
________________________________________________________________________________
Core Plus Fixed Income Fund                           0.60%
________________________________________________________________________________

PORTFOLIO MANAGERS

These are the individuals primarily responsible for management of the funds. They have had this responsibility since inception of each of their respective funds.

CHARTER SMALL COMPANY STOCK
GROWTH FUND

GRANT R. BABYAK AND YVETTE C. BOCKSTEIN. Mr. Babyak, Managing Director, joined TimesSquare in September 2000. An investment professional since 1988, he is responsible for managing institutional portfolios in the small capitalization sector. Previously, he was employed as a Senior Vice President at Fiduciary Trust Company International, an institutional portfolio manager at

Avatar Associates and as a securities analyst at U.S. Trust Company of New York. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University - Stern School of Business. Ms. Bockstein, Managing Director, TimesSquare, is responsible for managing institutional and individual portfolios. She joined TimesSquare in September 2000. Previously, she was a Senior Vice President of Fiduciary Trust Company International. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.

CORE PLUS FIXED INCOME FUND

ROBERT J. MOORE, ROBERT W. JUSTICH,
IRA EDELBLUM AND KEVIN D. BARRY.

ROBERT J. MOORE. Mr. Moore is President of TimesSquare. He previously had been co-head of global fixed income at Credit Suisse Asset Management, where he oversaw the U.S. fixed income team and chaired its sector allocation committees. Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers. Mr. Moore holds a B.S. in Finance from Lehigh University and is a member of the Advisory Council for the Lehigh University Business School.

ROBERT W. JUSTICH. Mr. Justich is Managing Director and senior member of the Global Fixed Income portfolio management team of TimesSquare. Previously, Mr. Justich was a Managing Director at Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets. Prior to joining Credit Suisse in 1995, he spent seven years as Director, Corporate Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk. Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

IRA EDELBLUM. Mr. Edelblum is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. Previously, Mr. Edelblum was with Credit Suisse Asset Management, where he was a portfolio manager specializing in corporate bonds. Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an M.B.A. from New York University.

KEVIN D. BARRY, CFA. Mr. Barry is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. His responsibilities include managing public mortgage and asset-backed securities. Previously, Mr. Barry was with 1838 Investment Advisers. Mr. Barry received his bachelor's degree in Finance, summa cum laude, from LaSalle College in 1981.

Messrs. Moore, Justich and Edelblum joined TimesSquare in 1999. Mr. Barry joined TimesSquare in 1997.

PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

VALUATION OF MONEY MARKET FUND
INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND
REDEMPTION OF SHARES

GENERAL INFORMATION

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale.

The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.

INSTITUTIONAL CLASS SHARES

The institutional class does not impose any distribution or service fees, and is generally offered to institutional investors, such as employer-sponsored retirement or savings plans that maintain an omnibus or pooled account with one or more funds. The institutional class does not provide individualized record keeping services for beneficial shareholders such as retirement plan participants.

HOW TO PURCHASE SHARES

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

ELIGIBLE PURCHASERS

Institutional class shares of the funds offered by this prospectus are available to institutional investors investing over $25 million ($5 million for the Core Plus Fixed Income Fund) in the specific fund in which the investor wishes to invest.

Institutional class investors should call 1.800.528.6718 to place orders. Purchase orders are priced as of the close of business on the day the order is received by the fund, provided it receives the order by 4:00 p.m. Eastern Time.

MAINTENANCE OF CLASS ELIGIBILITY

In the event an investor does not maintain the minimum investment amounts for the institutional class (as a result of shareholder redemption, not loss in market value of fund shares), the funds may redeem the investor's shares and purchase shares of the appropriate class of the same funds. This transfer will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

ADDITIONAL INFORMATION

Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of the purchase, and may act on instructions believed to be genuine, if in the judgment of fund management, this is in the best interest of the fund.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus.

HOW TO REDEEM SHARES

Institutional class investors should call 1.800.528.6718. Shares will be redeemed at the net asset value next determined after the fund receives the redemption request.

FURTHER REDEMPTION INFORMATION

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when noncorporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reaches the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE SHARES

If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

TELEPHONE SERVICES

Institutional class investors should call 1.800.528.6718.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The Core Plus Fixed Income Fund declares and distributes income dividends monthly and capital gain dividends, if any, annually. The other funds declare and distribute income and capital gain dividends, if any, annually.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.

TAX MATTERS

TAX EFFECTS OF DISTRIBUTIONS AND
TRANSACTIONS

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.

                     CHARTER LARGE COMPANY STOCK INDEX FUND
                           (F/K/A S&P 500 INDEX FUND)

                                          Institutional Class
                                        Years Ended December 31,
                                 1999                1998               1997*
________________________________________________________________________________
PER SHARE
OPERATING PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD           $13.84              $10.95             $10.00
INCOME FROM
  INVESTMENT OPERATIONS
  Net investment income           0.17                0.13               0.07
  Net realized and unrealized
    gain on securities            2.68                2.97               0.95
                                 ------              ------             ------
TOTAL FROM INVESTMENT
  OPERATIONS                      2.85                3.10               1.02
                                 ------              ------             ------

LESS DISTRIBUTIONS:
Dividends from
  net investment income          -0.22               -0.16              -0.07
Distributions from
  capital gains                  -0.15               -0.05                 -
                                 ------              ------             ------
TOTAL DISTRIBUTIONS              -0.37               -0.21              -0.07
                                 ------              ------             ------
NET ASSET VALUE,
  END OF PERIOD                 $16.32              $13.84             $10.95
                                 ======              ======             ======

TOTAL RETURN/a/                  20.66%              28.28%             10.23%**
RATIOS TO AVERAGE NET ASSETS
  Net expenses                    0.35%               0.35%              0.35%+
  Net investment income           1.11%               1.27%              1.57%+
  Fees and expenses waived
    or borne by the Adviser        0.01%              0.08%              0.35%+
  Portfolio turnover                  3%                 3%                 4%
  Net assets, end of period
   (000 omitted)               $352,417           $291,265           $105,845

   /a/Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
    * For the period July 1, 1997 to December 31, 1997.
   ** Not annualized.
    + Annualized.

           [THE FOLLOWING CHART APPEARS HORIZONTALLY ACROSS THE PAGE]

                                                        Charter Money Market Fund
                                         Retail Class  |                    Institutional Class
                                             1999*     |    1999         1998         1997        1996         1995
_______________________________________________________|____________________________________________________________________________
PER SHARE OPERATING PERFORMANCE:                       |
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00      |    $1.00        $1.00        $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS                      |
  Net investment income                      0.03      |     0.05         0.05         0.05        0.05        0.05
                                            ------     |    ------       ------       ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS             0.03      |     0.05         0.05         0.05        0.05        0.05
                                            ------     |    ------       ------       ------      ------      ------
LESS DISTRIBUTIONS:                                    |
  Dividends from net investment income      -0.03      |    -0.05        -0.05        -0.05       -0.05       -0.05
  Distributions from capital gains            -        |      -            -            -           -           -
                                            ------     |    ------       ------       ------      ------      ------
TOTAL DISTRIBUTIONS                         -0.03      |    -0.05        -0.05        -0.05       -0.05       -0.05
                                            ------     |    ------       ------       ------      ------      ------
NET ASSET VALUE, END OF PERIOD              $1.00      |    $1.00        $1.00        $1.00       $1.00       $1.00
                                            ------     |    ------       ------       ------      ------      ------
TOTAL RETURN/a/                              2.97%**   |     4.87%        5.18%        5.27%       4.91%       5.33%
                                            ======     |    ======       ======       ======      ======      ======
RATIOS TO AVERAGE NET ASSETS                           |
  Net expenses                               0.93%+    |     0.45%         0.44%        0.44%       0.45%       0.80%
  Net investment income                      4.29%+    |     4.76%         5.06%        5.14%       4.95%       5.38%
  Fees and expenses waived or borne                    |
    by the Adviser                           0.07%+    |     0.07%         0.02%        0.07%       0.24%       0.41%
  Net assets, end of period (000                       |
   omitted)                              $123,655      | $178,234       $229,619     $171,065    $120,505      $1,034

/a/Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
*For the period April 29, 1999 (commencement of operations) to December 31, 1999. **Not annualized.  +Annualized.

________________________________________________________________________________


                              FOR MORE INFORMATION


________________________________________________________________________________
For investors who want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

         TimesSquare Capital Management, Inc.
         Four Times Square, 25th Floor
         New York, NY 10036
         Telephone: 1.800.528.6718

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.

CHARTER FUNDS/SM/ INSTITUTIONAL CLASS

CHARTER MONEY MARKET FUND
CHARTER LARGE COMPANY STOCK INDEX FUND
CHARTER SMALL COMPANY STOCK GROWTH FUND
CORE PLUS FIXED INCOME FUND

                (Investment Company Act File No. 811-1646)